Exhibit 99.31

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	) )	CASE NO.	2-05-BK-17104-RTB AND 2-05-BK-18689-RTB
)
THREE-FIVE SYSTEMS, INC. AND TFS-DI	)	CH. 11 POST CONFIRMATION REPORT
(SUBSTANTIVELY CONSOLIDATED))
)
	)	X	QUARTERLY	FINAL
)
	)	QUARTER ENDING:		12/31/2007
Debtor(s))
	)	DATE PLAN CONFIRMED:		9/11/2006

SUMMARY OF DISBURSEMENTS:

A. Disbursements made under the plan, for current quarter:	$0.00

B. Disbursements not under the plan, for current quarter:	$455,285.48

Total Disbursements	$455,285.48

ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, BE THEY UNDER THE PLAN OR OTHERWISE, MUST BE
 ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

PLEASE ANSWER THE FOLLOWING:

1.	What are your projections as to your ability to comply with the terms of the plan?
The Company expects to comply fully with the terms of the plan.

2.	Please describe any factors which may materially affect your ability to obtain a final decree.

None

3.	If plan payments have not yet begun, please indicate the date that the first plan payment is due.

Initial distributions of 43% of undisputed claims were made shortly after Plan confirmation and in June 2007 secondary distributions of 43% were made on claims resolved since initial distribution.

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE A PAPER COPY  WITH U.S. TRUSTEE'S OFFICE

SUMMARY OF AMOUNTS DISTRIBUTED UNDER THE PLAN:

	Current Quarter		Paid to Date		Balance Due
A. FEES AND EXPENSES:
1. Disbursing Agent Compensation	$		$		$
2. Fee for Attorney for Trustee	$		$		$
3. Fee for Attorney for Debtor	$		$		$
4. Other Professionals		$0.00		$3,430,259.49		$0.00
5. All Expenses, Including Disbursing Agent's		$0.00	$		$
B. DISTRIBUTIONS:
6. Secured Creditors	$		$		$
7. Priority Creditors		$0.00		$15,122.16	$
8. Unsecured Creditors		$0.00		$688,729.01	$
9. Equity Security Holders	$		$		$
10. Other Payments- Specify Class of Payee	$		$		$
	$		$		$

TOTAL PLAN DISBURSEMENTS		$0.00		$4,134,110.66	$

(Report Sum of Lines 1 - 10, current quarter column, on page 1, A.)

C. Percent Dividend to be Paid to Unsecured Creditors Under Plan	1001%

SUMMARY OF PROPERTY TRANSFERRED UNDER THE PLAN

Description of Property

Secured Creditors

Priority Creditors

Unsecured Creditors

Equity Security Holders

Other Transfers- Specify class of Transferee

1 Dependent on outcome of pending litigation, as described in the Plan.

CONSUMMATION OF PLAN:

If this is a final report, has an application for Final Decree been submitted?

Yes	Date application was submitted?

X	No	Date when application will be submitted

Estimated Date of Final Payment Under Plan	Unkown. Litigation pending.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED:	/s/ Lyron Bentovim	Date:	1/22/2008

Lyron Bentovim
(PRINT NAME)

Three-Five Systems, Inc.
Disbursement Detail
October 1, 2007 through December 31, 2007

Type	Num	Date	Name	Further Description	Paid Amount

			PRIORITY AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00

			UNSECURED AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00

			OTHER PROFESSIONALS AMOUNT DISTRIBUTED UNDER THE PLAN		0.00

			FEE FOR ATTORNEY FOR TRUSTEE DISTRIBUTED UNDER THE PLAN		0.00

			TOTAL PLAN DISBURSEMENTS 7/01/07-9/30/07		0.00

Check	ACH	10/15/2007	US BANK	September 2007 analysis charges	(83.58)
Bill Pmt -Check	WIRE	10/16/2007	BENTOVIM	October 2007 TFS Board fees	(2,500.00)
Bill Pmt -Check	WIRE	10/16/2007	BRIDGE	August 2007 professional services	(9,421.06)
Bill Pmt -Check	WIRE	10/31/2007	BRIDGE	September 2007 professional services	(3,988.72)
Bill Pmt -Check	1268	10/03/2007	STATE NJ	2006 tax balance due Refac	(20.00)
Bill Pmt -Check	1269	10/16/2007	BAKERMCKEN	September 2007 legal services	(284.80)
Bill Pmt -Check	1270	10/16/2007	CANYON	TFS vs. Data International deposition work	(1,524.76)
Bill Pmt -Check	1271	10/16/2007	HARDING	2006 tax return preparation	(6,181.00)
Bill Pmt -Check	1272	10/16/2007	IRON	offsite records storage	(805.72)
Bill Pmt -Check	1273	10/16/2007	LEGALINK	TFS vs. Data International deposition work	(535.30)
Bill Pmt -Check	1274	10/16/2007	LYON	October 2007 TFS Board fees	(2,500.00)
Bill Pmt -Check	1275	10/16/2007	NEUSTAR	DNS services	(104.61)
Bill Pmt -Check	1276	10/16/2007	NEW WAY	storage trailers parking Oct07 (WA)	(653.40)
Bill Pmt -Check	1277	10/16/2007	PDAVIS	October 2007 TFS Board fees	(2,500.00)
Bill Pmt -Check	1278	10/16/2007	STEPTOE	August 2007 legal services (environmental)	(1,548.00)
Bill Pmt -Check	1279	10/16/2007	STEVEBROWN	September 2007 legal services	(9,586.85)
Bill Pmt -Check	1280	10/30/2007	BANKOFNY	Transfer agent fees analysis period Sep 1-30, 2007	(1,823.90)
Bill Pmt -Check	1281	10/30/2007	PUBLIC STORAGE	November 2007 rent storage units WA	(537.00)
Bill Pmt -Check	1282	10/30/2007	SQUIRE	August & September 2007 legal services	(171,718.83)
Bill Pmt -Check	1283	10/30/2007	USTRUSTEE	Q3 2007 Quarterly Fees	(1,500.00)
Check	ACH	11/15/2007	US BANK	Service Charge	(235.64)
Bill Pmt -Check	WIRE	11/07/2007	BENTOVIM	November TFS Board fees	(2,500.00)
Bill Pmt -Check	1285	11/07/2007	FCMORGAN	D&O premium 10-26-07 to 10/26/08	(114,800.00)
Bill Pmt -Check	1286	11/07/2007	EEW	quarterly monitoring fee Nov07	(1,565.00)
Bill Pmt -Check	1287	11/07/2007	LYON	November TFS Board fees	(2,500.00)
Bill Pmt -Check	1288	11/07/2007	NEW WAY	November storage trailer parking WA	(653.40)
Bill Pmt -Check	1289	11/07/2007	PDAVIS	November TFS Board fees	(2,500.00)
Bill Pmt -Check	1290	11/07/2007	STEVEBROWN	October 2007 legal fees	(13,250.26)

Bill Pmt -Check	1291	11/07/2007	IRON	offsite records storage	(773.62)
Check	ACH	12/14/2007	US Bank	November 2007 bank analysi charges	(25.55)
Bill Pmt -Check	WIRE	12/03/2007	BENTOVIM	December 2007 TFS Board Fees	(2,500.00)
Bill Pmt -Check	WIRE	12/03/2007	BRIDGE	October 2007 Professional Fees	(2,798.72)
Bill Pmt -Check	WIRE	12/28/2007	BRIDGE	November 2007 Professional Fees	(3,918.72)
Bill Pmt -Check	1292	12/03/2007	BAKERBOTTS	Foreign annuity fees on two patents; legal fees related to patents	(2,835.75)
Bill Pmt -Check	1293	12/03/2007	LYON	December 2007 TFS Board Fees	(2,500.00)
Bill Pmt -Check	1294	12/03/2007	NEUSTAR	DNS services November	(124.10)
Bill Pmt -Check	1295	12/03/2007	NEW WAY	December2007 Storage Trailer Parking WA	(653.40)
Bill Pmt -Check	1296	12/03/2007	PDAVIS	December 2007 TFS Board Fees	(2,500.00)
Bill Pmt -Check	1297	12/03/2007	PUBLIC STORAGE	December 2007 2 storage units WA	(537.00)
Bill Pmt -Check	1298	12/03/2007	SQUIRE	Legal services October 2007	(68,009.23)
Bill Pmt -Check	1299	12/03/2007	STEPTOE	Legal services October 2007	(1,503.50)
Bill Pmt -Check	1300	12/05/2007	STEVEBROWN	Legal services November 2007	(7,549.05)
Bill Pmt -Check	1301	12/28/2007	IRON	Offsite records storage	(773.30)
Bill Pmt -Check	1302	12/28/2007	NEUSTAR	DNS services December	(111.14)
Bill Pmt -Check	1303	12/28/2007	PUBLIC STORAGE	January 2008 2 storage units WA	(537.00)
Bill Pmt -Check	1304	12/28/2007	THE BANK OF NEW YORK MELLON	Transfer agent October 2007	(1,813.57)
			TOTAL DISBURSEMENTS NOT UNDER PLAN 10/01/07-12/31/07		(455,285.48)

			TOTAL DISBURSEMENTS FOR 10/01/07-12/31/07		(455,285.48)